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            AMENDMENT NO. 2 TO CREDIT FACILITY AND SECURITY AGREEMENT


                  This Amendment No. 2 (the "Amendment") dated as of March 20, 1998 to Credit Facility and Security Agreement by and between Bank
One, NA ("Lender"), Lexington Precision Corporation ("LPC") and
Lexington Components, Inc. ("LCI").

                  WHEREAS, Lender, LPC, and LCI are parties to a Credit Facility and Security Agreement dated as of January 31, 1997, including Rider A thereto (the "Agreement").

                  WHEREAS, LPC, LCI, and Lender desire to amend the Agreement as provided herein.

                  NOW, THEREFORE, in consideration of the premises and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

                  1. Capitalized terms used herein, unless otherwise defined herein, shall have the meaning ascribed thereto in the Agreement.

                  2. Section 2.E of Rider A to the Agreement is hereby amended in its entirety to read as follows:

                  E. Maintain on a consolidated basis with LPC's direct and indirect subsidiaries a ratio of Debt (defined below) to Tangible Net Worth of no greater than 4.5 to 1.0 as of March 31, June 30, September 30, and December 31, 1997, no greater than 4.75 to 1.0 as of March 31, June 30, and September 30, 1998, no greater than 4.5 to 1.0 as of December
     31, 1998, and thereafter no greater than 4.25 to 1.0 as of the end of each fiscal quarter. For purposes of this paragraph E, "Debt" shall mean LPC's total liabilities (on a consolidated basis with LPC's direct and indirect subsidiaries and determined in accordance with generally accepted accounting principles) excluding the twelve and three-quarter percent (12.75%) Senior Subordinated Notes of LPC due February 1, 2000 in the original principal amount of $31,720,125, the fourteen percent (14%) junior subordinated notes of LPC due May 1, 2000 in the original principal amount of $346,666.67 and the junior subordinated convertible increasing rate notes of LPC due May 1, 2000 in the original principal of $1,000,000.

                  3. Except as specifically amended herein, the Agreement remains in effect in accordance with its terms.




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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed and delivered by their respective duly authorized officers as of the day and year first written above.

                                          BANK ONE, NA



                                          By: Lisa A. Craig
                                             ---------------------------------
                                          Title: Assistant Vice President
                                                 -----------------------------


                                          LEXINGTON PRECISION CORPORATION



                                          By: Warren Delano
                                             ---------------------------------
                                              Warren Delano
                                              President



                                          LEXINGTON COMPONENTS, INC.



                                          By: Warren Delano
                                             ---------------------------------
                                              Warren Delano
                                              President